UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 8, 2008
MIDWAY GAMES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12367	22-2906244
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification Number)
2704 West Roscoe Street, Chicago, Illinois 60618
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (773) 961-2222
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
We are filing this Amendment No. 1 to our Current Report on Form 8-K, originally filed on April 11, 2008, to re-file Exhibit 99.3 and provide additional disclosure regarding the same in response to comments we received from the Securities and Exchange Commission on a confidential treatment request we made for certain portions of the exhibit in our original Current Report on Form 8-K.
This Amendment No. 1 to our Current Report on Form 8-K does not reflect events occurring after the filing of our original Current Report on Form 8-K. No other modifications or changes have been made to our Current Report on Form 8-K as originally filed on April 11, 2008 or the exhibits filed therewith.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
5.02(e) Compensatory Arrangements of Certain Officers
     As disclosed in the Company’s original Current Report on Form 8-K filed on April 11, 2008, on April 8, 2008 the Company provided to Mr. Spiess a memorandum (the “Memorandum”) that outlined Mr. Spiess’s 2008 Sales Incentive Bonus Plan (the “Bonus Plan”). This Memorandum was included as Exhibit 99.3 to the Company’s original Current Report on Form 8-K filed on April 11, 2008.
     Under the terms of the Bonus Plan, Mr. Spiess is eligible for a bonus based on (a) that portion of the Company’s net revenues for 2008 attributed to the sale of products in territories other than North America, South America, United States territories and possessions and military bases, and east Asia plus (b) that portion of the Company’s net revenues for 2008 attributed to the sale of video game products for platforms other than mobile telephones, PDAs and the like, in territories other than North and South America, U.S. territories and possessions and military bases, and east Asia by third parties under license from the Company or its affiliates. Mr. Spiess’s bonus will be calculated by multiplying his annual salary during 2008 (without deduction of tax or National Insurance Contributions and excluding bonus awards, amounts related to the exercise of stock options or the sale of restricted stock, contributions to employee benefit plans, commissions, tax “gross-ups” on commuting expenses, and any other benefits to which he may be entitled) by a pre-determined percentage based on meeting certain net sales thresholds. The pre-determined percentages range from 0% to up to 40% of Mr. Spiess’s 2008 annual salary.
     The foregoing summary of the Memorandum should be read in conjunction with, and is qualified in its entirety by, the copy of the Memorandum that has been filed as an exhibit to this Amendment No. 1 to our Current Report on Form 8-K as Exhibit 99.3 and is incorporated herein by reference. Portions of the Exhibit have been omitted pursuant to a request for confidential treatment in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
Item 9.01 Financial Statements and Exhibits.
(d)      Exhibits

Exhibit No.	Description

99.3*	Midway Games Limited Memorandum to Martin Spiess regarding sales incentive bonus plan dated April 8, 2008. Portions of this exhibit have been omitted pursuant to a request for confidential treatment in accordance with Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

*	Indicates a management contract or compensatory plan or arrangement.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GAMES INC.
October 21, 2008	By:	/s/ Matthew V. Booty
Matthew V. Booty
Interim Chief Executive Officer and President